Dreyfus BASIC S&P 500 Stock Index Fund
Summary Prospectus March 1, 2011
Ticker DSPIX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated March 1, 2011, are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks to match the total return of the Standard & Poor's 500® Composite Stock Price Index (S&P 500®).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.20
Other expenses	.01
Total annual fund operating expenses	.21
Fee waiver and/or expense reimbursement*	(.01)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.20

*The Dreyfus Corporation has agreed to pay all of the fund’s expenses, except management fees and certain other expenses, including the fees and expenses of the non-interested Board members and their counsel. The Dreyfus Corporation has agreed to reduce its fees in the amount equal to the fund’s allocable portion of fees and expenses of the non-interested Board members and their counsel (in the amount of .01% for the past fiscal year).

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 7.64% of the average value of its portfolio.

0713SP0311

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 95% of its total assets in common stocks included in the S&P 500®. To replicate index performance, the fund's portfolio managers use a passive management approach and purchase all or a representative sample of securities comprising the benchmark index. Because the fund has expenses, performance will tend to be slightly lower than that of the target benchmark. The fund attempts to have a correlation between its performance and that of the index of at least .95, before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The fund generally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index. The S&P 500® is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each company's stock is weighted by the number of available float shares (i.e., those shares available to investors) divided by the total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q2, 2009: 15.95% Worst Quarter Q4, 2008: -22.00%

After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Dreyfus BASIC S&P 500 Stock Index Fund Summary	2

Average Annual Total Returns (as of 12/31/10)
	1 Year	5 Years	10 Years
Fund returns before taxes	14.93%	2.16%	1.24%
Fund returns after taxes on distributions	14.62%	1.79%	0.87%
Fund returns after taxes on distributions and sale of fund shares	10.08%	1.80%	0.94%
S&P 500® Index reflects no deduction for fees, expenses or taxes	15.08%	2.29%	1.42%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. Thomas J. Durante, Karen Q. Wong and Richard A. Brown serve as the primary portfolio managers of the fund. Thomas Durante has been the primary portfolio manager of the fund since January 2002. Mr. Durante is a senior portfolio manager with Mellon Capital Management Corporation (Mellon Capital), an affiliate of The Dreyfus Corporation. Ms. Wong and Mr. Brown have been primary portfolio managers of the fund since October 2010. Ms.Wong is a managing director of equity index strategies with Mellon Capital. Mr. Brown is a director of equity portfolio management with Mellon Capital. Mr. Durante, Ms.Wong and Mr. Brown are dual employees of The Dreyfus Corporation and Mellon Capital.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $10,000 and the minimum subsequent investment is $1,000. You may sell your shares on any business day by calling 1-800-645-6561 or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Dreyfus BASIC S&P 500 Stock Index Fund Summary	3

This page has been left intentionally blank.

Dreyfus BASIC S&P 500 Stock Index Fund Summary	4